SchwabFunds-Registered Trademark-

SCHWAB
BOND INDEX
FUNDS

Annual Report
August 31, 1999

SCHWAB BOND INDEX FUNDS

We're pleased to bring you this annual report for the following funds (the funds) for the one-year period ended August 31, 1999:

  - Schwab Short-Term Bond Market Index Fund

  - Schwab Total Bond Market Index Fund

During the reporting period, the funds continued to attempt to provide a high level of current income consistent with the preservation of capital. In addition to performance and portfolio information, this report contains information regarding dividends paid by the funds during each fiscal year (or reporting period) since their inceptions.

The SCHWAB SHORT-TERM BOND MARKET INDEX FUND seeks to track the total return of the Lehman Brothers Short (1-5 Year) Government/Corporate Bond Index, which represents the performance of U.S. government and corporate bonds that have average maturities between one and five years. The SCHWAB TOTAL BOND MARKET INDEX FUND seeks to track the total return of the Lehman Brothers Aggregate Bond Index, a broad-based index that includes U.S. government and investment-grade debt securities, such as corporate and international (dollar-denominated) bonds and asset-backed and mortgage-backed securities with maturities greater than one year.

CONTENTS

---------------------------------------------
A Message from the Chairman                 1
---------------------------------------------
What Every Bond Fund Investor Should
 Know                                       2
---------------------------------------------
Market Overview                             4
---------------------------------------------
Schwab Short-Term Bond Market Index Fund
  FUND PERFORMANCE                          7
  PORTFOLIO SNAPSHOT                        9
---------------------------------------------
Schwab Total Bond Market Index Fund
  FUND PERFORMANCE                         11
  PORTFOLIO SNAPSHOT                       13
---------------------------------------------
Dividends Paid                             15
---------------------------------------------
The Portfolio Management Team              16
---------------------------------------------
Fund Discussion                            17
---------------------------------------------
Glossary                                   19
---------------------------------------------
Financial Statements and Notes             22
---------------------------------------------

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder,
[PHOTO]

During the past several years, the benefits of investing have been readily apparent, while the risks have been somewhat less obvious. Over the past several months, however, investors have witnessed sharp drops and big recoveries, sometimes within the same day. After enjoying favorable market conditions for the past several years, investors have had to adjust to significant economic and political developments, both here and abroad, that have contributed to rapid sentiment swings and market turbulence. These developments have been accentuated by the lingering expectation that stock prices are long overdue for a correction according to several traditional, widely followed indicators. In spite of this recent volatility, however, the U.S. markets continue to flourish, boosted by record low inflation, solid economic growth, low interest rates, a strong dollar and an influx of money from investors.

All these trends serve to remind us that although the market's extreme ups and downs can be harrowing, they are a natural part of market dynamics. That's why we think it's a good time to reaffirm one of our primary investment principles: regardless of short-term market trends, our philosophy has always been that REGULAR INVESTING is the best strategy over the long term. And your investment in a bond fund may play an important role in your asset allocation plan. We've included some guidelines on the following pages that address some things you should know about bond funds. You might also find that more than one kind of bond fund may be appropriate for you, depending on your goals and financial situation. As always, feel free to contact us if you have any questions.

The support of investors like you has helped SchwabFunds-Registered Trademark-become one of the largest and fastest-growing mutual fund families in the nation. Charles Schwab Investment Management (CSIM), the investment adviser, now manages assets approaching $100 billion on behalf of more than 4.7 million accounts. We offer a broad spectrum of 40 mutual funds for investors with varying financial situations and goals.

Thank you for your investment in SchwabFunds. We continue to do our best to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab
Charles R. Schwab
August 31, 1999

 YEAR 2000 ISSUES

  One issue with the potential to disrupt fund operations and affect performance is the inability of some computers to recognize the year 2000.

  The investment adviser is taking steps to handle this issue. The investment adviser also is seeking assurances that its service providers and business partners are taking similar steps as well. It is impossible to know in advance, however, exactly how this issue will affect fund administration, fund performance or securities markets in general.

WHAT EVERY BOND FUND INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a mutual fund helps reduce the risk that you might otherwise encounter by owning just a few individual stocks or bonds.

Don't forget, however, that diversification across your portfolio is just as important as diversification within the mutual funds you own. As you probably know, stocks historically have offered higher long-term returns than other asset classes, such as bonds or cash, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios.

THE ROLE OF BONDS IN A BALANCED PORTFOLIO

Maintaining the right mix of asset classes--stocks, bonds and cash--in your portfolio is a smart strategy for every investor. In fact, asset allocation is one of the most important factors in determining overall portfolio performance. Over time, a portfolio composed of stocks and bonds can provide competitive returns compared with an all-stock portfolio, but with less risk for you. And over the long term, bond funds typically pay a higher return than even the highest-yielding cash reserves, although with increased risk. Of course, past performance is no guarantee of future results.

WHY BOND FUNDS?

Investing in bond funds can provide several advantages over investing in individual bonds:

DIVERSIFICATION: Bond funds can invest across a broad segment of the bond market and can provide automatic diversification within one asset class.

PROFESSIONAL MANAGEMENT: Bond funds are managed by investment professionals who know and understand the intricacies of the bond market and its operations.

SIMPLICITY: Bond funds can be a good choice for investors who lack the time or expertise to actively manage a bond portfolio.

LOW MINIMUM INITIAL INVESTMENT: At Schwab you can invest in a bond fund with just $1,000.

CONVENIENCE: SchwabFunds bond fund investors can make purchases and redemptions at any time without transaction fees and without having to wait until an individual bond matures.

FLEXIBILITY: Dividends and/or capital gains can be reinvested or paid in cash.

LOW COSTS: By trading in large (institutional) blocks, funds can get much better execution, which can lower trading costs and increase total returns.

BOND INDEX FUNDS

Schwab's bond index funds seek to track the total returns of broadly diversified bond indices. And because index funds generally have lower portfolio turnover and fewer transactions--and therefore lower trading costs--you could potentially realize higher returns.

Bond index funds offer some of the same benefits as equity index funds, including broad diversification, lower expenses, consistent investment style and straightforward choices. In addition, certain bond index funds can also provide the added benefit of high credit quality investments. Schwab's bond index funds are designed to maintain high credit quality standards because the indices they seek to track primarily comprise U.S. Treasuries, government agency securities and government agency mortgage-backed securities; the remaining bonds in the indices are investment-grade corporate bonds rated AAA through BBB, the four highest credit ratings.

TAX CONSIDERATIONS

If you're in a high tax bracket, investing in tax-free or municipal bond funds may help take a bite out of your tax bill. And, if you live in a state with a high personal state income tax or other personal tax, you may be better served by choosing a double tax-free fund that provides income free from federal, state and, in some cases, local income taxes.*

SCHWAB BOND FUNDS

Schwab offers a variety of bond funds, summarized below. When evaluating a bond fund for potential investment, you should consider your attitude toward risk and return, as well as your income tax bracket.

TAXABLE BOND FUNDS

SCHWAB YIELDPLUS FUND-TM- seeks to invest in fixed-income securities and its overall portfolio is managed to maintain an average maturity of one year or less.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND seeks to track the Lehman Brothers Short Mutual Fund (1-5 Year) Government/Corporate Bond Index. This index represents the performance of U.S. government, U.S. corporate bonds and dollar denominated foreign issues that have average maturities between one and five years.

SCHWAB TOTAL BOND MARKET INDEX FUND seeks to track the Lehman Brothers Aggregate Bond Index. This index is a broad-based index covering investment-grade bonds with maturities greater than one year.

TAX-FREE BOND FUNDS

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB LONG-TERM TAX-FREE BOND FUND invests in municipal bonds with dollar-weighted average maturities of 10 years or more. It is designed to provide higher tax-free income than is usually available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturity of 10 years or longer. It is designed to provide higher tax-free income than is available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

If you would like more information on any of these funds, please visit us at WWW.SCHWAB.COM/SCHWABFUNDS or call us toll free at 800-435-4000 and request a free prospectus, which contains more information, including fees and expenses. Please be sure to read the prospectus before investing.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in SchwabFunds-Registered Trademark-. Our automated methods allow you to invest or transfer money to your Schwab account on a regular basis; you can invest through our Web site at WWW.SCHWAB.COM/SCHWABFUNDS; through our automated touch-tone telephone service, TeleBroker,-Registered Trademark- by calling 800-272-4922; or you can also visit us in person at any of our nationwide branches.

 KEEPING YOU INFORMED

 One of our top priorities at Charles Schwab is to keep you informed about your investments and potential opportunities in the marketplace. For a wealth of information about our investment philosophy and funds, as well as about the market and economic environment, visit our Web site:
 WWW.SCHWAB.COM/SCHWABFUNDS.

*Some investors may be subject to the alternative minimum tax (AMT); consult your tax advisor.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

The U.S. economy, as measured by gross domestic product (GDP), continued its lengthy expansion with a strong real growth rate of 3.9% for the year ended June 1999--a rate in excess of the Federal Reserve's estimate of the long-term maximum sustainable non-inflationary growth rate.

The slower second quarter growth rate of 1.6%, reflecting the drag from a bloated trade deficit, marks the 33rd consecutive quarter of positive growth--the longest peacetime expansion ever. Strong consumer spending leveraged by record domestic stock market levels and its associated wealth effect continued to provide momentum for this historic expansion, in our opinion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REAL GROSS DOMESTIC PRODUCT                    REAL GDP
QUARTERLY PERCENTAGE CHANGE (ANNUALIZED RATE)
Q1 1990                                            3.9%
Q2 1990                                            1.2%
Q3 1990                                           -1.9%
Q4 1990                                           -4.0%
Q1 1991                                           -2.1%
Q2 1991                                            1.8%
Q3 1991                                            1.0%
Q4 1991                                            1.0%
Q1 1992                                            4.7%
Q2 1992                                            2.5%
Q3 1992                                            3.0%
Q4 1992                                            4.3%
Q1 1993                                            0.1%
Q2 1993                                            2.0%
Q3 1993                                            2.1%
Q4 1993                                            5.3%
Q1 1994                                            3.0%
Q2 1994                                            4.7%
Q3 1994                                            1.8%
Q4 1994                                            3.6%
Q1 1995                                            1.7%
Q2 1995                                            0.4%
Q3 1995                                            3.3%
Q4 1995                                            2.8%
Q1 1996                                            3.3%
Q2 1996                                            6.1%
Q3 1996                                            2.1%
Q4 1996                                            4.2%
Q1 1997                                            4.2%
Q2 1997                                            4.0%
Q3 1997                                            4.2%
Q4 1997                                            3.0%
Q1 1998                                            5.5%
Q2 1998                                            1.8%
Q3 1998                                            3.7%
Q4 1998                                            6.0%
Q1 1999                                            4.3%
Q2 1999                                            1.6%
Source: BLOOMBERG L.P.

The consensus of most economists is that the U.S. economy appears poised for continued growth, but at a more moderate pace than the 4.3% rate experienced during 1998. High levels of consumer confidence and spending, low interest rates, rising real wages and strong gains in stock prices have been the principal factors continuing this lengthy expansion.

Last year's concerns over the impact of international economic problems have been displaced by concerns over imbalances in the domestic economy, namely the surging current account (trade) deficit, record high stock valuations, and the negative savings rate. Looking ahead, the behavior of domestic consumers in response to continued stock market volatility may also be a key determinant of whether the economy continues on its current course or softens throughout the remainder of 1999, in our opinion.

UNEMPLOYMENT

August's unemployment rate of 4.2% was a 28-year low. Labor markets continue to be extremely tight in many areas of the country. Growth in the labor force has slowed, and there continues to be concern that wage and benefits increases may begin to put more pressure on labor costs (refer to Employment Cost Index on the next page).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. UNEMPLOYMENT RATE
Jan-90                  5.4%
Feb-90                  5.3%
Mar-90                  5.2%
Apr-90                  5.4%
May-90                  5.4%
Jun-90                  5.2%
Jul-90                  5.5%
Aug-90                  5.7%
Sep-90                  5.9%
Oct-90                  5.9%
Nov-90                  6.2%
Dec-90                  6.3%
Jan-91                  6.4%
Feb-91                  6.6%
Mar-91                  6.8%
Apr-91                  6.7%
May-91                  6.9%
Jun-91                  6.9%
Jul-91                  6.8%
Aug-91                  6.9%
Sep-91                  6.9%
Oct-91                  7.0%
Nov-91                  7.0%
Dec-91                  7.3%
Jan-92                  7.3%
Feb-92                  7.4%
Mar-92                  7.4%
Apr-92                  7.4%
May-92                  7.6%
Jun-92                  7.8%
Jul-92                  7.7%
Aug-92                  7.6%
Sep-92                  7.6%
Oct-92                  7.3%
Nov-92                  7.4%
Dec-92                  7.4%
Jan-93                  7.3%
Feb-93                  7.1%
Mar-93                  7.0%
Apr-93                  7.1%
May-93                  7.1%
Jun-93                  7.0%
Jul-93                  6.9%
Aug-93                  6.8%
Sep-93                  6.7%
Oct-93                  6.8%
Nov-93                  6.6%
Dec-93                  6.5%
Jan-94                  6.8%
Feb-94                  6.6%
Mar-94                  6.5%
Apr-94                  6.4%
May-94                  6.1%
Jun-94                  6.1%
Jul-94                  6.3%
Aug-94                  6.0%
Sep-94                  5.8%
Oct-94                  5.8%
Nov-94                  5.6%
Dec-94                  5.5%
Jan-95                  5.6%
Feb-95                  5.4%
Mar-95                  5.3%
Apr-95                  5.8%
May-95                  5.8%
Jun-95                  5.6%
Jul-95                  5.6%
Aug-95                  5.7%
Sep-95                  5.6%
Oct-95                  5.5%
Nov-95                  5.7%
Dec-95                  5.6%
Jan-96                  5.6%
Feb-96                  5.5%
Mar-96                  5.6%
Apr-96                  5.5%
May-96                  5.6%
Jun-96                  5.3%
Jul-96                  5.5%
Aug-96                  5.1%
Sep-96                  5.2%
Oct-96                  5.2%
Nov-96                  5.3%
Dec-96                  5.4%
Jan-97                  5.3%
Feb-97                  5.3%
Mar-97                  5.1%
Apr-97                  5.0%
May-97                  4.7%
Jun-97                  5.0%
Jul-97                  4.7%
Aug-97                  4.9%
Sep-97                  4.7%
Oct-97                  4.7%
Nov-97                  4.6%
Dec-97                  4.7%
Jan-98                  4.5%
Feb-98                  4.6%
Mar-98                  4.6%
Apr-98                  4.3%
May-98                  4.3%
Jun-98                  4.5%
Jul-98                  4.5%
Aug-98                  4.5%
Sep-98                  4.5%
Oct-98                  4.5%
Nov-98                  4.4%
Dec-98                  4.3%
Jan-99                  4.3%
Feb-99                  4.4%
Mar-99                  4.2%
Apr-99                  4.3%
May-99                  4.2%
Jun-99                  4.3%
Jul-99                  4.3%
Aug-99                  4.2%
Source: BLOOMBERG L.P.

INFLATION

Price inflation continued to remain well contained, in our opinion. The CPI rose just 2.3% for the year ended August 1999. Its core rate (which excludes the more volatile food and energy components) rose 1.9%. The GDP price deflator, the broadest measure of inflation, indicated prices rising at an annual rate of 1.2% for year ended June 1999. The Employment Cost Index, which measures inflation in wages, salaries and benefits was also well contained, increasing 3.2% for the year ended June 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURES OF INFLATION    QUARTERLY EMPLOYMENT COST INDEX  MONTHLY CONSUMER PRICE INDEX
Jan-90                                  5.5%                          5.2%
Feb-90                                  5.5%                          5.3%
Mar-90                                  5.5%                          5.2%
Apr-90                                  5.4%                          4.7%
May-90                                  5.4%                          4.4%
Jun-90                                  5.4%                          4.7%
Jul-90                                  5.2%                          4.8%
Aug-90                                  5.2%                          5.6%
Sep-90                                  5.2%                          6.2%
Oct-90                                  4.9%                          6.3%
Nov-90                                  4.9%                          6.3%
Dec-90                                  4.9%                          6.1%
Jan-91                                  4.6%                          5.7%
Feb-91                                  4.6%                          5.3%
Mar-91                                  4.6%                          4.9%
Apr-91                                  4.6%                          4.9%
May-91                                  4.6%                          5.0%
Jun-91                                  4.6%                          4.7%
Jul-91                                  4.3%                          4.4%
Aug-91                                  4.3%                          3.8%
Sep-91                                  4.3%                          3.4%
Oct-91                                  4.3%                          2.9%
Nov-91                                  4.3%                          3.0%
Dec-91                                  4.3%                          3.1%
Jan-92                                  4.0%                          2.6%
Feb-92                                  4.0%                          2.8%
Mar-92                                  4.0%                          3.2%
Apr-92                                  3.6%                          3.2%
May-92                                  3.6%                          3.0%
Jun-92                                  3.6%                          3.1%
Jul-92                                  3.5%                          3.2%
Aug-92                                  3.5%                          3.1%
Sep-92                                  3.5%                          3.0%
Oct-92                                  3.5%                          3.2%
Nov-92                                  3.5%                          3.0%
Dec-92                                  3.5%                          2.9%
Jan-93                                  3.5%                          3.3%
Feb-93                                  3.5%                          3.2%
Mar-93                                  3.5%                          3.1%
Apr-93                                  3.6%                          3.2%
May-93                                  3.6%                          3.2%
Jun-93                                  3.6%                          3.0%
Jul-93                                  3.6%                          2.8%
Aug-93                                  3.6%                          2.8%
Sep-93                                  3.6%                          2.7%
Oct-93                                  3.5%                          2.8%
Nov-93                                  3.5%                          2.7%
Dec-93                                  3.5%                          2.7%
Jan-94                                  3.2%                          2.5%
Feb-94                                  3.2%                          2.5%
Mar-94                                  3.2%                          2.5%
Apr-94                                  3.2%                          2.4%
May-94                                  3.2%                          2.3%
Jun-94                                  3.2%                          2.5%
Jul-94                                  3.2%                          2.8%
Aug-94                                  3.2%                          2.9%
Sep-94                                  3.2%                          3.0%
Oct-94                                  3.0%                          2.6%
Nov-94                                  3.0%                          2.7%
Dec-94                                  3.0%                          2.7%
Jan-95                                  2.9%                          2.8%
Feb-95                                  2.9%                          2.9%
Mar-95                                  2.9%                          2.9%
Apr-95                                  2.9%                          3.1%
May-95                                  2.9%                          3.2%
Jun-95                                  2.9%                          3.0%
Jul-95                                  2.7%                          2.8%
Aug-95                                  2.7%                          2.6%
Sep-95                                  2.7%                          2.5%
Oct-95                                  2.7%                          2.8%
Nov-95                                  2.7%                          2.6%
Dec-95                                  2.7%                          2.5%
Jan-96                                  2.8%                          2.7%
Feb-96                                  2.8%                          2.7%
Mar-96                                  2.8%                          2.8%
Apr-96                                  2.9%                          2.9%
May-96                                  2.9%                          2.9%
Jun-96                                  2.9%                          2.8%
Jul-96                                  2.8%                          3.0%
Aug-96                                  2.8%                          2.9%
Sep-96                                  2.8%                          3.0%
Oct-96                                  2.9%                          3.0%
Nov-96                                  2.9%                          3.3%
Dec-96                                  2.9%                          3.3%
Jan-97                                  2.9%                          3.0%
Feb-97                                  2.9%                          3.0%
Mar-97                                  2.9%                          2.8%
Apr-97                                  2.8%                          2.5%
May-97                                  2.8%                          2.2%
Jun-97                                  2.8%                          2.3%
Jul-97                                  3.0%                          2.2%
Aug-97                                  3.0%                          2.2%
Sep-97                                  3.0%                          2.2%
Oct-97                                  3.3%                          2.1%
Nov-97                                  3.3%                          1.8%
Dec-97                                  3.3%                          1.7%
Jan-98                                  3.3%                          1.6%
Feb-98                                  3.3%                          1.4%
Mar-98                                  3.3%                          1.4%
Apr-98                                  3.5%                          1.4%
May-98                                  3.5%                          1.7%
Jun-98                                  3.5%                          1.7%
Jul-98                                  3.7%                          1.7%
Aug-98                                  3.7%                          1.6%
Sep-98                                  3.7%                          1.5%
Oct-98                                  3.4%                          1.5%
Nov-98                                  3.4%                          1.5%
Dec-98                                  3.4%                          1.6%
Jan-99                                  3.0%                          1.7%
Feb-99                                  3.0%                          1.6%
Mar-99                                  3.0%                          1.7%
Apr-99                                  3.2%                          2.3%
May-99                                  3.2%                          2.1%
Jun-99                                  3.2%                          2.0%
Jul-99                                                                2.1%
Aug-99                                                                2.3%
Source: BLOOMBERG L.P.

Although there seems to be little evidence of accelerating core inflation, the Federal Reserve has expressed concern that should labor markets continue to tighten, increases in wages may outpace productivity growth. In that environment, productivity growth can become particularly critical, as it enables companies to pay higher wages without raising prices. Non-farm productivity grew 2.2% in 1998 and at a 2.1% annualized rate in the first half of 1999, continuing a healthy trend that began in 1996.*

ASSET CLASS PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN PERFORMANCE                MSCI-EAFE  S&P 500  RUSSELL 2000  LEHMAN BROTHERS
GROWTH OF A HYPOTHETICAL $1 INVESTMENT    INDEX     INDEX      INDEX         AGGREGATE
                                                                            BOND INDEX
Aug-98                                     $1.000   $1.000     $1.000         $1.000
Sep-98                                     $0.969   $1.064     $1.078         $1.023
Oct-98                                     $1.070   $1.151     $1.122         $1.018
Nov-98                                     $1.125   $1.220     $1.181         $1.024
Dec-98                                     $1.170   $1.291     $1.254         $1.027
Jan-99                                     $1.166   $1.345     $1.271         $1.034
Feb-99                                     $1.138   $1.303     $1.168         $1.016
Mar-99                                     $1.186   $1.355     $1.186         $1.022
Apr-99                                     $1.234   $1.407     $1.292         $1.025
May-99                                     $1.170   $1.374     $1.311         $1.016
Jun-99                                     $1.216   $1.450     $1.371         $1.013
Jul-99                                     $1.252   $1.405     $1.333         $1.008
Aug-99                                     $1.257   $1.398     $1.284         $1.008
COMPILED BY CHARLES SCHWAB & CO., INC.

Large-cap domestic stocks, as represented by the S&P 500-Registered Trademark-Index, continued to be the strongest performing asset class, achieving a total return of 39.8% for year ended August 1999. Within the S&P 500, growth stocks continued to be the strongest performing style for the period. Small-cap stocks as represented by the Russell 2000-Registered Trademark- Index, also produced a return of 28.4%.

Assisted by the rebound in Asian markets, international stock returns, as represented by the MSCI-EAFE-Registered Trademark- Index, produced a total return of 25.7% for the one-year reporting period.

* Source: Bloomberg L.P.

Reflecting the rise in intermediate- and long-term interest rates, fixed income returns were generally flat for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 0.8% for the one-year reporting period.

U.S. EQUITY VALUATION

The price/earnings ratio for the S&P 500-Registered Trademark- Index reached record highs during the reporting period and ended the period at a lofty 31.2 times earnings, more than twice its long-term average. The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at record high valuation levels.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE/EARNINGS RATIO
Jan-90                        14.37
Feb-90                        14.21
Mar-90                        14.77
Apr-90                        14.82
May-90                        15.84
Jun-90                        16.66
Jul-90                        16.65
Aug-90                        15.57
Sep-90                        14.90
Oct-90                        14.36
Nov-90                        14.59
Dec-90                        15.19
Jan-91                        14.95
Feb-91                        16.82
Mar-91                        17.48
Apr-91                        17.85
May-91                        17.92
Jun-91                        17.96
Jul-91                        18.07
Aug-91                        19.72
Sep-91                        19.88
Oct-91                        19.92
Nov-91                        21.02
Dec-91                        21.85
Jan-92                        23.35
Feb-92                        23.83
Mar-92                        25.45
Apr-92                        25.51
May-92                        25.71
Jun-92                        25.08
Jul-92                        25.61
Aug-92                        25.50
Sep-92                        24.37
Oct-92                        23.94
Nov-92                        24.08
Dec-92                        24.01
Jan-93                        24.20
Feb-93                        24.25
Mar-93                        24.22
Apr-93                        23.20
May-93                        23.21
Jun-93                        22.58
Jul-93                        22.52
Aug-93                        23.02
Sep-93                        23.74
Oct-93                        23.97
Nov-93                        22.55
Dec-93                        23.55
Jan-94                        22.98
Feb-94                        21.17
Mar-94                        20.34
Apr-94                        20.10
May-94                        20.16
Jun-94                        19.76
Jul-94                        18.64
Aug-94                        18.90
Sep-94                        18.26
Oct-94                        17.55
Nov-94                        16.58
Dec-94                        16.98
Jan-95                        16.23
Feb-95                        16.20
Mar-95                        16.50
Apr-95                        16.02
May-95                        16.43
Jun-95                        16.82
Jul-95                        16.55
Aug-95                        16.18
Sep-95                        16.86
Oct-95                        16.18
Nov-95                        17.14
Dec-95                        17.41
Jan-96                        18.11
Feb-96                        18.56
Mar-96                        18.94
Apr-96                        19.16
May-96                        19.48
Jun-96                        19.30
Jul-96                        18.31
Aug-96                        18.62
Sep-96                        19.75
Oct-96                        19.60
Nov-96                        21.05
Dec-96                        20.70
Jan-97                        20.55
Feb-97                        20.98
Mar-97                        19.87
Apr-97                        20.24
May-97                        21.43
Jun-97                        22.45
Jul-97                        23.92
Aug-97                        22.64
Sep-97                        24.00
Oct-97                        22.84
Nov-97                        24.02
Dec-97                        24.51
Jan-98                        24.99
Feb-98                        26.44
Mar-98                        27.76
Apr-98                        26.51
May-98                        26.12
Jun-98                        27.09
Jul-98                        26.78
Aug-98                        22.77
Sep-98                        24.23
Oct-98                        27.58
Nov-98                        30.14
Dec-98                        31.97
Jan-99                        33.29
Feb-99                        32.65
Mar-99                        33.78
Apr-99                        33.90
May-99                        32.74
Jun-99                        34.70
Jul-99                        31.62
Aug-99                        31.21
30-Year Average               15.26
Source: BLOOMBERG L.P.

TREASURY BOND YIELDS

Continuing a trend which began in October 1998, both long-term and intermediate-term rates climbed during the reporting period. Scaled back concerns about the impact of international economic problems and the continued growth of the domestic economy, were the primary drivers of this upward trend in yields, in our opinion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS
                                         30-YEAR TREASURY BOND YIELD     FIVE-YEAR TREASURY NOTE YIELD
8/27/98                                                5.34%                         4.90%
9/4/98                                                 5.29%                         4.89%
9/11/98                                                5.23%                         4.65%
9/18/98                                                5.15%                         4.52%
9/25/98                                                5.11%                         4.37%
10/2/98                                                4.84%                         4.08%
10/9/98                                                5.12%                         4.46%
10/16/98                                               4.98%                         4.04%
10/23/98                                               5.18%                         4.30%
10/30/98                                               5.16%                         4.23%
11/6/98                                                5.39%                         4.59%
11/13/98                                               5.25%                         4.50%
11/20/98                                               5.22%                         4.60%
11/27/98                                               5.16%                         4.59%
12/4/98                                                5.04%                         4.39%
12/11/98                                               5.02%                         4.39%
12/18/98                                               5.00%                         4.36%
12/25/98                                               5.22%                         4.71%
1/1/99                                                 5.10%                         4.54%
1/8/99                                                 5.27%                         4.73%
1/15/99                                                5.11%                         4.55%
1/22/99                                                5.08%                         4.52%
1/29/99                                                5.09%                         4.55%
2/5/99                                                 5.35%                         4.86%
2/12/99                                                5.42%                         4.96%
2/19/99                                                5.39%                         4.99%
2/26/99                                                5.58%                         5.22%
3/5/99                                                 5.60%                         5.22%
3/12/99                                                5.53%                         5.06%
3/19/99                                                5.56%                         5.08%
3/26/99                                                5.59%                         5.08%
4/2/99                                                 5.46%                         4.96%
4/9/99                                                 5.46%                         4.96%
4/16/99                                                5.57%                         5.11%
4/23/99                                                5.60%                         5.14%
4/30/99                                                5.66%                         5.21%
5/7/99                                                 5.81%                         5.37%
5/14/99                                                5.92%                         5.50%
5/21/99                                                5.75%                         5.43%
5/28/99                                                5.83%                         5.58%
6/4/99                                                 5.96%                         5.73%
6/11/99                                                6.16%                         5.91%
6/18/99                                                5.97%                         5.73%
6/25/99                                                6.15%                         5.89%
7/2/99                                                 6.00%                         5.69%
7/9/99                                                 6.00%                         5.69%
7/16/99                                                5.88%                         5.55%
7/23/99                                                6.03%                         5.69%
7/30/99                                                6.10%                         5.79%
8/6/99                                                 6.18%                         5.91%
8/13/99                                                6.10%                         5.86%
8/20/99                                                5.99%                         5.77%
8/27/99                                                5.98%                         5.77%
Source: BLOOMBERG L.P.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/99

                                                                                        SINCE
                                                                                      INCEPTION    30-DAY
                                                              ONE YEAR   FIVE YEARS   (11/5/91)   SEC YIELD
-----------------------------------------------------------------------------------------------------------
SCHWAB SHORT-TERM
BOND MARKET INDEX FUND(1),(2)                                  2.66%       5.63%        5.58%       5.71%
-----------------------------------------------------------------------------------------------------------
Benchmark Indices(3)                                           3.36%       6.13%        5.83%         N/A
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Short (1-3 Year)
U.S. Government Bond Index (PRIOR)                             4.12%       6.24%        5.84%         N/A
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Mutual Fund Short (1-5 Year)
Government/Corporate Bond Index (NEW)                          3.36%       6.43%        6.26%         N/A
-----------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 6/30/99. As of 6/30/99, the fund's one-year, five-year and since inception average annual total returns were 3.97%, 5.77% and 5.64%, respectively. The 30-day SEC yield as of 6/30/99 was 5.63%.(4)

(1) Prior to 11/1/97, the Schwab Short-Term Bond Market Index Fund was known as the Schwab Short/Intermediate Government Bond Fund. As reported in the fund's annual report dated 8/31/97, shareholders approved the proposed change to the fund's investment objective from an actively managed government bond strategy to an index strategy at the shareholders' meeting held on 9/22/97.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 8/31/99, the fund's one-year, five-year and since-inception average annual total returns would have been 2.24%, 5.27% and 5.21%, respectively. The 30-day SEC yield as of 8/31/99 would have been 5.27%.

(3) This index represents the Lehman Brothers Short (1-3 Year) U.S. Government Bond Index for the period from the fund's inception on 11/5/91 through 2/28/98, and the Lehman Brothers Mutual Fund Short (1-5 Year) Government/Corporate Bond Index from 3/1/98 through the end of the reporting period. This benchmark is designed to show investors how a hypothetical $10,000 investment in the fund has performed since its inception to the end of the reporting period by comparing it with the fund's prior and new indices.

(4) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 6/30/99, the fund's one-year, five-year and since inception average annual total returns would have been 3.55%, 5.42% and 5.28%, respectively. The 30-day SEC yield as of 6/30/99 would have been 5.22%.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            SCHWAB SHORT-      LEHMAN BROTHERS               LEHMAN BROTHERS          BENCHMARK
              TERM BOND          SHORT (1-3)                   MUTUAL FUND              INDEX
            MARKET INDEX   US GOVERNMENT BOND INDEX            SHORT (1-5)
                FUND                                 GOVERNMENT/CORPORATE BOND INDEX
11/5/1991     $10,000              $10,000                   $10,000                    $10,000
11/30/1991    $10,117              $10,059                   $10,097                    $10,097
12/31/1991    $10,381              $10,212                   $10,287                    $10,250
1/31/1992     $10,241              $10,199                   $10,243                    $10,237
2/29/1992     $10,240              $10,229                   $10,272                    $10,268
3/31/1992     $10,190              $10,226                   $10,251                    $10,265
4/30/1992     $10,282              $10,319                   $10,349                    $10,358
5/31/1992     $10,440              $10,415                   $10,477                    $10,455
6/30/1992     $10,595              $10,521                   $10,614                    $10,560
7/31/1992     $10,794              $10,642                   $10,778                    $10,682
8/31/1992     $10,898              $10,728                   $10,884                    $10,768
9/30/1992     $11,053              $10,829                   $11,012                    $10,869
10/31/1992    $10,924              $10,767                   $10,903                    $10,807
11/30/1992    $10,868              $10,751                   $10,868                    $10,791
12/31/1992    $11,012              $10,851                   $10,990                    $10,891
1/31/1993     $11,202              $10,965                   $11,164                    $11,006
2/28/1993     $11,355              $11,052                   $11,298                    $11,094
3/31/1993     $11,395              $11,087                   $11,339                    $11,128
4/30/1993     $11,499              $11,154                   $11,428                    $11,196
5/31/1993     $11,462              $11,128                   $11,394                    $11,169
6/30/1993     $11,622              $11,211                   $11,518                    $11,253
7/31/1993     $11,661              $11,236                   $11,541                    $11,278
8/31/1993     $11,823              $11,329                   $11,679                    $11,371
9/30/1993     $11,851              $11,365                   $11,718                    $11,408
10/31/1993    $11,892              $11,390                   $11,748                    $11,433
11/30/1993    $11,819              $11,392                   $11,725                    $11,435
12/31/1993    $11,873              $11,438                   $11,773                    $11,481
1/31/1994     $11,973              $11,509                   $11,873                    $11,552
2/28/1994     $11,780              $11,439                   $11,754                    $11,482
3/31/1994     $11,628              $11,380                   $11,637                    $11,423
4/30/1994     $11,527              $11,337                   $11,569                    $11,380
5/31/1994     $11,485              $11,353                   $11,582                    $11,396
6/30/1994     $11,500              $11,381                   $11,602                    $11,424
7/31/1994     $11,599              $11,484                   $11,732                    $11,527
8/31/1994     $11,628              $11,522                   $11,770                    $11,565
9/30/1994     $11,585              $11,495                   $11,708                    $11,538
10/31/1994    $11,593              $11,522                   $11,722                    $11,565
11/30/1994    $11,528              $11,473                   $11,662                    $11,516
12/31/1994    $11,540              $11,495                   $11,688                    $11,538
1/31/1995     $11,697              $11,654                   $11,867                    $11,697
2/28/1995     $11,852              $11,815                   $12,072                    $11,859
3/31/1995     $11,919              $11,883                   $12,141                    $11,928
4/30/1995     $12,018              $11,989                   $12,268                    $12,034
5/31/1995     $12,232              $12,197                   $12,553                    $12,243
6/30/1995     $12,281              $12,263                   $12,627                    $12,309
7/31/1995     $12,308              $12,314                   $12,657                    $12,360
8/31/1995     $12,396              $12,388                   $12,747                    $12,435
9/30/1995     $12,470              $12,449                   $12,820                    $12,495
10/31/1995    $12,572              $12,552                   $12,943                    $12,599
11/30/1995    $12,696              $12,659                   $13,080                    $12,706
12/31/1995    $12,799              $12,754                   $13,194                    $12,802
1/31/1996     $12,900              $12,862                   $13,315                    $12,910
2/29/1996     $12,817              $12,812                   $13,225                    $12,860
3/31/1996     $12,778              $12,803                   $13,184                    $12,851
4/30/1996     $12,776              $12,816                   $13,173                    $12,864
5/31/1996     $12,777              $12,844                   $13,182                    $12,892
6/30/1996     $12,878              $12,938                   $13,298                    $12,986
7/31/1996     $12,917              $12,988                   $13,346                    $13,037
8/31/1996     $12,940              $13,036                   $13,380                    $13,085
9/30/1996     $13,072              $13,155                   $13,528                    $13,204
10/31/1996    $13,235              $13,304                   $13,717                    $13,353
11/30/1996    $13,368              $13,402                   $13,849                    $13,452
12/31/1996    $13,311              $13,405                   $13,813                    $13,455
1/31/1997     $13,378              $13,469                   $13,877                    $13,520
2/28/1997     $13,397              $13,501                   $13,904                    $13,552
3/31/1997     $13,355              $13,491                   $13,860                    $13,541
4/30/1997     $13,477              $13,601                   $13,994                    $13,652
5/31/1997     $13,575              $13,696                   $14,097                    $13,748
6/30/1997     $13,680              $13,791                   $14,208                    $13,843
7/31/1997     $13,874              $13,941                   $14,418                    $13,994
8/31/1997     $13,841              $13,955                   $14,398                    $14,008
9/30/1997     $13,964              $14,061                   $14,532                    $14,114
10/31/1997    $14,091              $14,165                   $14,663                    $14,218
11/30/1997    $14,130              $14,201                   $14,691                    $14,254
12/31/1997    $14,228              $14,296                   $14,798                    $14,349
1/31/1998     $14,383              $14,433                   $14,969                    $14,487
2/28/1998     $14,358              $14,446                   $14,969                    $14,500
3/31/1998     $14,415              $14,502                   $15,022                    $14,551
4/30/1998     $14,479              $14,572                   $15,095                    $14,622
5/31/1998     $14,563              $14,649                   $15,188                    $14,711
6/30/1998     $14,643              $14,725                   $15,273                    $14,794
7/31/1998     $14,697              $14,795                   $15,337                    $14,856
08/31/98      $14,898              $14,975                   $15,551                    $15,064
09/30/98      $15,152              $15,177                   $15,842                    $15,346
10/31/98      $15,204              $15,252                   $15,887                    $15,389
11/30/98      $15,175              $15,236                   $15,874                    $15,376
12/31/98      $15,214              $15,294                   $15,928                    $15,429
01/31/99      $15,258              $15,352                   $16,008                    $15,506
02/28/99      $15,116              $15,314                   $15,871                    $15,374
03/31/99      $15,232              $15,418                   $15,990                    $15,489
04/30/99      $15,247              $15,466                   $16,043                    $15,540
05/31/99      $15,188              $15,455                   $15,979                    $15,478
06/30/99      $15,219              $15,500                   $16,024                    $15,522
7/31/1999     $15,254              $15,548                   $16,040                    $15,537
8/31/1999     $15,289              $15,592                   $16,075                    $15,571

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Short-Term Bond Market Index Fund, made at its inception, with a similar investment in three indices: the Lehman Brothers Short (1-3 Year) U.S. Government Bond Index, which was the fund's index until 2/28/98; the Lehman Brothers Mutual Fund Short (1-5 Year) Government/Corporate Bond Index, the fund's index beginning on 3/1/98; and a benchmark index that combines the performance of these two indices for their respective periods. The change in the index is a result of the fund's conversion from a government bond fund to a bond index fund, as discussed in previous shareholder reports, which was completed as of 3/1/98.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 8/31/98 (000s)                         $157,421
----------------------------------------------------------------------
Total net assets as of 8/31/99 (000s)                         $218,050
----------------------------------------------------------------------
Percentage growth over reporting period                            39%
----------------------------------------------------------------------

SCHWAB SHORT-TERM BOND MARKET INDEX FUND
PORTFOLIO SNAPSHOT

The Schwab Short-Term Bond Market Index Fund invests primarily in U.S. Treasury obligations, corporate obligations and other U.S. government securities. The information below provides a snapshot of the fund's characteristics as of 8/31/99 and is not indicative of its composition after that date. The terms used below are defined beginning on page 19. A complete list of the securities in the fund's portfolio as of 8/31/99 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                                                      LEHMAN BROTHERS
                                       SCHWAB SHORT-TERM BOND MARKET            SHORT (1-5 YEAR) GOVERNMENT/
                                                INDEX FUND                            CORPORATE INDEX
------------------------------------------------------------------------------------------------------------
Number of Issues                                      53                                    1,804
------------------------------------------------------------------------------------------------------------
Yield to Maturity                                   6.13%                                    6.19%
------------------------------------------------------------------------------------------------------------
Average Coupon                                      5.88%                                    6.19%
------------------------------------------------------------------------------------------------------------
Average Weighted Maturity                           2.77 years                               2.78 years
------------------------------------------------------------------------------------------------------------
Average Quality                                      AAA                                      AAA
------------------------------------------------------------------------------------------------------------
Average Duration                                    2.42 years                               2.43 years
------------------------------------------------------------------------------------------------------------
Expense Ratio                                       0.35%*                                     --
------------------------------------------------------------------------------------------------------------

* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/99.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 8/31/99

                                                                                              PERCENTAGE
                                                                              PERCENTAGE       OF FUND
                                                                                OF FUND      INVESTMENTS
MATURITY RANGE                                                VALUE (000S)    INVESTMENTS    (CUMULATIVE)
---------------------------------------------------------------------------------------------------------
0 - 6 months                                                    $ 11,777          5.5%            5.5%
---------------------------------------------------------------------------------------------------------
7 - 36 months                                                   $113,935         52.5%           58.0%
---------------------------------------------------------------------------------------------------------
37 - 60 months                                                  $ 87,480         40.3%           98.3%
---------------------------------------------------------------------------------------------------------
More than
60 months                                                       $  3,745          1.7%          100.0%
---------------------------------------------------------------------------------------------------------

INVESTMENT STYLE BOX(1)
AS OF 8/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

WEIGHTED AVERAGE MATURITY
Short                      Int  Long  AVERAGE CREDIT QUALITY
X                                                       High
                                                      Medium
                                                         Low

(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the fund's portfolio as of 8/31/99, and is not indicative of its holdings after that date, nor does it represent a risk rating or any type of forecast of future performance. Placement is based on the fund's weighted average maturity and the average credit quality of its portfolio. The fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 19. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO COMPOSITION AS A PERCENTAGE
OF FUND INVESTMENTS(2) AS OF 8/31/99
U.S. Treasury Obligations              66.3%
Corporate Bonds                        25.3%
Agency Obligations                      7.6%
Temporary Investments                   0.8%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO COMPOSITION BY
CREDIT QUALITY(3)
AS OF 8/31/99
AAA                       76.0%
AA                         1.8%
A                         12.9%
BBB                        6.0%
BB                         2.3%
Unrated Securities         1.0%

The charts above illustrate the composition of the fund's portfolio as of 8/31/99 and are not indicative of its holdings after that date.
(2) These percentages do not take into account other assets and liabilities of the fund.
(3) Credit quality is based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

TOP 10 HOLDINGS
% OF TOTAL NET ASSETS

---------------------------------------------
U.S. Treasury Note,
  5.25%, Maturity 05/15/04              6.47%
---------------------------------------------
U.S. Treasury Note,
  5.50%, Maturity 12/31/00              4.94%
---------------------------------------------
Cox Communications (Float),
  6.04%, Maturity 11/15/99              4.59%
---------------------------------------------
U.S. Treasury Note,
  5.88%, Maturity 11/30/01              4.13%
---------------------------------------------
U.S. Treasury Note,
  6.38%, Maturity 09/30/01              3.25%
---------------------------------------------

---------------------------------------------
U.S. Treasury Note,
  5.75%, Maturity 11/30/02              3.20%
---------------------------------------------
U.S. Treasury Note,
  6.00%, Maturity 08/15/04              2.77%
---------------------------------------------
U.S. Treasury Note,
  5.75%, Maturity 06/30/01              2.75%
---------------------------------------------
U.S. Treasury Note,
  5.50%, Maturity 05/31/03              2.62%
---------------------------------------------
U.S. Treasury Note,
  4.50%, Maturity 01/31/01              2.37%
---------------------------------------------
10

SCHWAB TOTAL BOND MARKET INDEX FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/99

                                                                                        SINCE
                                                                                      INCEPTION    30-DAY
                                                              ONE YEAR   FIVE YEARS   (3/5/93)    SEC YIELD
-----------------------------------------------------------------------------------------------------------
SCHWAB TOTAL BOND MARKET INDEX FUND(1),(2)                     0.14%       7.36%        5.99%       6.25%
-----------------------------------------------------------------------------------------------------------
Benchmark Indices(3)                                           0.80%       7.06%        5.90%         N/A
-----------------------------------------------------------------------------------------------------------
Lehman Brothers General U.S. Government Bond Index (PRIOR)     0.13%       7.17%        5.89%         N/A
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (NEW)                     0.80%       7.27%        6.07%         N/A
-----------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 6/30/99. As of 6/30/99, the fund's one-year, five-year and since-inception average annual total returns were 2.71%, 7.87% and 6.22%, respectively. The 30-day SEC yield as of 6/30/99 was 6.02%.(4)

(1) Prior to 11/1/97, the Schwab Total Bond Market Index Fund was known as the Schwab Long-Term Government Bond Fund. As reported in the fund's annual report dated 8/31/97, shareholders approved the proposed change to the fund's investment objective from an actively managed government bond strategy to an index strategy at the shareholders' meeting held on 9/22/97.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 8/31/99, the fund's one-year, five-year and since-inception average annual total returns would have been (0.27)%, 6.44% and 4.18%, respectively. The 30-day SEC yield as of 8/31/99 would have been 5.83%.

(3) This index represents the Lehman Brothers General U.S. Government Bond Index for the period from the fund's inception on 3/5/93 through 2/28/98, and the Lehman Brothers Aggregate Bond Index from 3/1/98 through the end of the reporting period. This benchmark is designed to show investors how a hypothetical $10,000 investment in the fund has performed since its inception to the end of the reporting period by comparing it with the fund's prior and new indices.

(4) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 6/30/99, the fund's one-year, five-year and since-inception average annual total returns would have been 2.30%, 6.93%, and 4.37% and respectively. The 30-day SEC yield as of 6/30/99 would have been 5.66%.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SCHWAB TOTAL BOND  LEHMAN BROTHERS GENERAL  LEHMAN BROTHERS  BENCHMARK
          MARKET INDEX FUND   U.S. GOVERNMENT BOND       AGGREGATE       INDEX
                                      INDEX             BOND INDEX
03/05/93       $10,000               $10,000              $10,000        $10,000
03/31/93        $9,784                $9,926               $9,979         $9,979
04/30/93        $9,890               $10,002              $10,048        $10,056
05/31/93        $9,927                $9,991              $10,061        $10,045
06/30/93       $10,314               $10,213              $10,244        $10,268
07/31/93       $10,441               $10,276              $10,302        $10,330
08/31/93       $10,863               $10,505              $10,482        $10,561
09/30/93       $10,901               $10,545              $10,511        $10,601
10/31/93       $10,952               $10,585              $10,550        $10,641
11/30/93       $10,688               $10,468              $10,460        $10,524
12/31/93       $10,738               $10,509              $10,517        $10,565
01/31/94       $10,938               $10,653              $10,659        $10,710
02/28/94       $10,544               $10,427              $10,474        $10,483
03/31/94       $10,220               $10,193              $10,216        $10,247
04/30/94       $10,112               $10,112              $10,134        $10,166
05/31/94       $10,060               $10,099              $10,133        $10,153
06/30/94       $10,027               $10,076              $10,110        $10,129
07/31/94       $10,239               $10,261              $10,311        $10,316
08/31/94       $10,233               $10,263              $10,324        $10,318
09/30/94       $10,050               $10,118              $10,172        $10,172
10/31/94       $10,036               $10,111              $10,163        $10,165
11/30/94       $10,031               $10,093              $10,140        $10,147
12/31/94       $10,122               $10,155              $10,210        $10,209
01/31/95       $10,347               $10,344              $10,412        $10,399
02/28/95       $10,647               $10,566              $10,660        $10,622
03/31/95       $10,718               $10,633              $10,726        $10,689
04/30/95       $10,887               $10,772              $10,875        $10,829
05/31/95       $11,429               $11,206              $11,296        $11,266
06/30/95       $11,445               $11,292              $11,379        $11,353
07/31/95       $11,348               $11,250              $11,354        $11,311
08/31/95       $11,566               $11,382              $11,491        $11,443
09/30/95       $11,711               $11,491              $11,602        $11,553
10/31/95       $11,931               $11,666              $11,753        $11,728
11/30/95       $12,173               $11,848              $11,929        $11,911
12/31/95       $12,395               $12,016              $12,096        $12,080
01/31/96       $12,438               $12,090              $12,176        $12,154
02/29/96       $12,075               $11,843              $11,964        $11,906
03/31/96       $11,934               $11,745              $11,881        $11,807
04/30/96       $11,766               $11,669              $11,814        $11,732
05/31/96       $11,722               $11,650              $11,790        $11,712
06/30/96       $11,885               $11,800              $11,948        $11,863
07/31/96       $11,890               $11,829              $11,981        $11,893
08/31/96       $11,830               $11,803              $11,960        $11,866
09/30/96       $12,112               $11,999              $12,168        $12,063
10/31/96       $12,451               $12,263              $12,439        $12,329
11/30/96       $12,763               $12,477              $12,651        $12,543
12/31/96       $12,537               $12,349              $12,534        $12,415
01/31/97       $12,533               $12,363              $12,572        $12,429
02/28/97       $12,556               $12,380              $12,604        $12,446
03/31/97       $12,353               $12,249              $12,464        $12,314
04/30/97       $12,606               $12,425              $12,651        $12,492
05/31/97       $12,732               $12,532              $12,771        $12,599
06/30/97       $12,918               $12,673              $12,923        $12,740
07/31/97       $13,363               $13,033              $13,272        $13,102
08/31/97       $13,152               $12,904              $13,159        $12,972
09/30/97       $13,397               $13,097              $13,354        $13,167
10/31/97       $13,687               $13,324              $13,548        $13,395
11/30/97       $13,700               $13,392              $13,610        $13,463
12/31/97       $13,778               $13,532              $13,747        $13,604
01/31/98       $13,977               $13,735              $13,923        $13,809
02/28/98       $13,938               $13,698              $13,912        $13,771
03/31/98       $13,964               $13,736              $13,959        $13,818
04/30/98       $14,035               $13,798              $14,032        $13,890
05/31/98       $14,166               $13,940              $14,165        $14,022
06/30/98       $14,263               $14,099              $14,286        $14,141
07/31/98       $14,306               $14,121              $14,316        $14,171
08/31/98       $14,575               $14,488              $14,549        $14,402
09/30/98       $14,930               $14,879              $14,890        $14,739
10/31/98       $14,844               $14,828              $14,811        $14,661
11/30/98       $14,866               $14,833              $14,895        $14,744
12/31/98       $14,937               $14,865              $14,940        $14,788
01/31/99       $15,061               $14,952              $15,046        $14,893
02/28/99       $14,770               $14,596              $14,783        $14,633
03/31/99       $14,870               $14,653              $14,864        $14,713
04/30/99       $14,874               $14,686              $14,911        $14,760
05/31/99       $14,703               $14,557              $14,780        $14,630
06/30/99       $14,649               $14,528              $14,733        $14,584
07/31/99       $14,614               $14,506              $14,671        $14,522
08/31/99       $14,594               $14,506              $14,664        $14,515

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Total Bond Market Index Fund, made at its inception, with a similar investment in three indices: the Lehman Brothers General U.S. Government Bond Index, which was the Fund's index up until 2/28/98; the Lehman Brothers Aggregate Bond Index, the Fund's index beginning on 3/1/98; and a benchmark index that combines the performance of these two indices for their respective periods. The change in the index is a result of a strategy change of the Schwab Total Bond Market Index Fund, as discussed in previous shareholder reports, which was completed as of 3/1/98.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 8/31/98 (000s)                         $294,020
----------------------------------------------------------------------
Total net assets as of 8/31/99 (000s)                         $479,939
----------------------------------------------------------------------
Percentage growth over reporting period                            63%
----------------------------------------------------------------------

SCHWAB TOTAL BOND MARKET INDEX FUND
PORTFOLIO SNAPSHOT

The Schwab Total Bond Market Index Fund invests primarily in U.S. Treasury obligations, corporate obligations, mortgage-backed obligations, asset-backed obligations dollar-denominated foreign issues and U.S. government agency securities. The information below provides a snapshot of the fund's characteristics as of 8/31/99 and is not indicative of its composition after that date. The terms used below are defined beginning on page 19. A complete list of the securities in the fund's portfolio as of 8/31/99 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                           SCHWAB TOTAL BOND MARKET             LEHMAN BROTHERS AGGREGATE
                                                  INDEX FUND                           BOND INDEX
----------------------------------------------------------------------------------------------------------
Number of Issues                                       77                                 5,392
----------------------------------------------------------------------------------------------------------
Yield to Maturity                                    7.30%                                 6.90%
----------------------------------------------------------------------------------------------------------
Average Coupon                                       7.87%                                 6.74%
----------------------------------------------------------------------------------------------------------
Weighted Average Maturity                            8.55 years                            9.03 years
----------------------------------------------------------------------------------------------------------
Average Quality                                        AA                                   AAA
----------------------------------------------------------------------------------------------------------
Average Duration                                     5.04                                  5.04
----------------------------------------------------------------------------------------------------------
Expense Ratio                                        0.35%*                                  --
----------------------------------------------------------------------------------------------------------

* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/99.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 8/31/99

                                                                                              PERCENTAGE
                                                                              PERCENTAGE       OF FUND
                                                                                OF FUND      INVESTMENTS
MATURITY RANGE                                                VALUE (000S)    INVESTMENTS    (CUMULATIVE)
---------------------------------------------------------------------------------------------------------
0 - 1 year                                                      $144,861         26.5%           26.5%
---------------------------------------------------------------------------------------------------------
2 - 10 years                                                    $274,423         50.1%           76.6%
---------------------------------------------------------------------------------------------------------
11 - 20 years                                                   $ 24,499          4.5%           81.1%
---------------------------------------------------------------------------------------------------------
21 - 30 years                                                   $ 46,754          8.5%           89.6%
---------------------------------------------------------------------------------------------------------
More than
30 years                                                        $ 56,674         10.4%          100.0%
---------------------------------------------------------------------------------------------------------

                                 INVESTMENT STYLE BOX(1)
                                      AS OF 8/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

WEIGHTED AVERAGE MATURITY
Short                      Int  Long  AVERAGE CREDIT QUALITY
                             X                          High
                                                      Medium
                                                         Low

(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the fund's portfolio as of 8/31/99, and is not indicative of its holdings after that date, nor does it represent a risk rating or any type of forecast of future performance. Placement is based on the fund's weighted average maturity and the average credit quality of its portfolio. The fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 19. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO COMPOSITION AS A
PERCENTAGE OF FUND INVESTMENTS(2)
AS OF 8/31/99
U.S. Treasury Obligations          39.7%
Preferred Stock                     2.2%
Corporate Bonds (4)                28.2%
Mortgage Backed Securities         11.8%
Asset Backed Securities (4)        10.3%
Agency Obligations                  7.1%
Temporary Investments               0.7%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO COMPSITION BY
CREDIT QUALITY(3)
AS OF 8/31/99
AAA                      64.1%
AA                        9.3%
A                         8.4%
BBB                      12.4%
BB                        1.6%
Unrated                   4.2%

The charts above illustrate the composition of the fund's portfolio as of 8/31/99 and are not indicative of its holdings after that date.
(2) These percentages do not take into account other assets and liabilities of the fund.
(3) Credit quality is based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.
(4) A combination of various corporate bonds and asset-backed securities (approximately 25.8% of the fund's portfolio) is used to gain exposure to agency mortgage-backed securities.

TOP 10 HOLDINGS
% OF TOTAL NET ASSETS


-------------------------------------------------------------------
Airplanes Pass Through Trust, Series 1R, Class A8 5.64%,
  Maturity 09/15/99                                           5.64%
-------------------------------------------------------------------
Health and Retirement Properties, 6.56%, Maturity 10/11/99    4.17%
-------------------------------------------------------------------
U.S. Treasury Note, 4.25%, Maturity 11/15/03                  4.01%
-------------------------------------------------------------------
U.S. Treasury Note, 5.38%, Maturity 06/30/03                  3.21%
-------------------------------------------------------------------
U.S. Treasury Note, 5.50%, Maturity 02/28/03                  3.19%
-------------------------------------------------------------------

-------------------------------------------------------------------
Public Service Enterprises, 6.26%, Maturity 11/22/99          3.13%
-------------------------------------------------------------------
Federal National Mortgage Association, 6.50%,
  Maturity 03/1/29                                            2.76%
-------------------------------------------------------------------
U.S. Treasury Note, 5.25%, Maturity 08/15/03                  2.72%
-------------------------------------------------------------------
U.S. Treasury Bond, 5.25%, Maturity 02/15/29                  2.55%
-------------------------------------------------------------------
Centaur Funding Corporation (Preferred Stock)                 2.55%
-------------------------------------------------------------------

DIVIDENDS PAID

During the reporting period, the funds continued to attempt to provide a high level of current income consistent with the preservation of capital. The chart below illustrates the income dividends on a per-share basis paid by each fund during each fiscal year or reporting period since inception.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVIDENDS PAID BY THE SCHWAB BOND INDEX FUNDS
INCOME DIVIDENDS PER SHARE
FISCAL YEAR
                                                Schwab Short-Term Bond Market       Schwab Total Bond Market
                                               Index Fund (inception 11/5/91)  Index Fund (inception 3/5/93)
1991*                                                    $0.10
1992                                                     $0.60
1993**                                                   $0.37                          $0.31
1994+                                                    $0.54                          $0.60
1995+                                                    $0.59                          $0.69
1996+                                                    $0.59                          $0.65
1997+                                                    $0.59                          $0.65
1998+                                                    $0.57                          $0.60
1999+++                                                  $0.50                          $0.55

  * Period from the fund's inception on 11/5/91 through 12/31/91.

 ** Period from the fund's inception on 3/5/93 through 8/31/93 for Schwab Total
    Bond Market Index Fund and for the eight-month period ended 8/31/93 for Schwab Short-Term Bond Market Index Fund.

 +  For the one-year period ended 8/31 for both funds.

 ++ The Schwab Total Bond Market Index Fund paid short- and long-term capital gains of $0.05 and $0.02, respectively, on 12/31/98.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD--senior vice president and chief investment officer, has overall responsibility for the management of each fund's portfolio. Steve joined CSIM as vice president and portfolio manager in April 1991, and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was vice president and portfolio manager at Federated Investors.

KIM DAIFOTIS--vice president and senior portfolio manager, has had primary responsibility for the day-to-day management of each fund's portfolio since he joined CSIM in November 1997. Prior to joining CSIM, Kim spent five years at Lehman Brothers where he served as vice president and fixed income institutional salesman, as well as senior portfolio strategist. Prior to Lehman Brothers, Kim spent three years as senior portfolio manager for Barclays Global Investors.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE FUNDS PERFORM DURING THE
ONE-YEAR REPORTING PERIOD?

A. Although both funds achieved positive total returns, the rising interest rate environment and the resulting drop in bond values had a negative impact on the funds' returns for the one-year reporting period. As would be expected because of its longer duration, the impact of declining bond values was more pronounced for the Schwab Total Bond Market Index Fund than the Schwab Short-Term Bond Market Index Fund.

The SCHWAB SHORT-TERM BOND MARKET INDEX FUND achieved a total return of 2.66% for the one-year reporting period ended August 31, 1999. This return came from a combination of dividend income of 5.08% and a decline in the fund's NAV of 2.42%. The NAV decline was a result of higher bond yields at the end of the period compared to the beginning of the period. The fund's weighted average maturity, 2.77 years as of August 31, 1999, remained fairly constant throughout the reporting period.

The SCHWAB TOTAL BOND MARKET INDEX FUND achieved a total return of 0.14% for the one-year reporting period ended August 31, 1999. This return came from a combination of dividend income of 6.03% and a decline in the fund's NAV of 5.89%. The NAV decline was a result of higher bond yields at the end of the period compared to the beginning of the period. The fund's weighted average maturity, 8.55 years as of August 31, 1999, increased moderately compared to the beginning of the period (7.84 years) primarily as a result of changes in the Lehman Brothers Aggregate Bond Index.

Q. HOW DID THE FUNDS' PERFORMANCE COMPARE TO THEIR BENCHMARKS?
A. The funds' performance compared to their benchmark indices is shown in the tables below.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND

                                                              TOTAL RETURN
                                                                 FOR THE
                                                               YEAR ENDED
                                                                 8/31/99
---------------------------------------------------------------------------
Schwab Short-Term Bond
Market Index Fund                                                  2.66%
---------------------------------------------------------------------------
Lehman Brothers Mutual Fund Short (1-5 Year)
Government/Corporate
Bond Index                                                         3.36%
---------------------------------------------------------------------------
Tracking Differential                                            (0.70)%
---------------------------------------------------------------------------

Typically, there will be a small gap between the performance of each fund's index and the actual fund performance. This gap occurs mainly because, unlike the index, the fund incurs operating expenses and trading costs, and must keep a small portion of its assets in cash for paying expenses and processing shareholder orders. During the one-year reporting period this gap, after accounting for the fund's operating expenses, was (0.35)%.

SCHWAB TOTAL BOND MARKET INDEX FUND

                                                              TOTAL RETURN
                                                                 FOR THE
                                                               YEAR ENDED
                                                                 8/31/99
---------------------------------------------------------------------------
Schwab Total Bond
Market Index Fund                                                  0.14%
---------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index                                               0.80%
---------------------------------------------------------------------------
Tracking Differential                                            (0.66)%
---------------------------------------------------------------------------

As with the Schwab Short-Term Bond Market Index Fund, we typically anticipate a small gap between the performance of the Schwab Total Bond Market Index Fund and its benchmark index. During the one-year reporting period, this gap, after accounting for the fund's operating expenses, was (0.31)%.

Many events combined to create a very challenging environment for bond fund managers attempting to track indices and minimize tracking differential. These included both positive and negative developments, including extreme volatility in prices, spreads between government and corporate bond yields and liquidity in the bond market. Moreover, the overall bond markets were also affected by the Russian government's bond default and concerns over several hedge funds.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT)--A federal tax designed to help ensure that at least a minimum amount of income tax is paid by high-income corporate and non-corporate taxpayers (including estates and trusts) who reap large tax savings by making generous use of certain tax deductionsand exemptions. The AMT functions as a recapture mechanism, reclaiming some of the tax breaks primarily available to high-income taxpayers, who without the AMT might be able to escape taxation entirely.

BOND--A bond can be thought of as a loan agreement in which the bondholder lends a set amount of money to a corporation, government agency or municipality and expects to be repaid with interest. Although bonds are loans and contain no rights of ownership, they do embody a legally enforceable promise to repay.

CALL--The right of a bond's issuer to redeem a bond before its stated maturity date. Bonds can be called for many reasons, but a call typically occurs when interest rates drop and issuers are able to obtain lower interest rates to finance their debts.

CALL PROTECTION--When managers seek call protection, they're looking for bonds whose issuers cannot redeem them before their stated maturities, or who cannot redeem them until a far-off date. Such bonds help protect yield but are subject to interest rate sensitivity.

COUPON--The coupon rate is the annual rate of interest on the bond's face value that the issuer agrees to pay the holder until maturity. The coupon is established at the time of issue and is determined by the then prevailing level of interest rates in the marketplace. AVERAGE COUPON is the average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

CREDIT RATINGS--Bonds are generally rated by one or both of the two major credit rating agencies accepted in the industry: Moody's Investor Service and the Standard & Poor's Corporation. They assign ratings based on the issuer's ability to make the scheduled interest and principal payments. These ratings are reviewed periodically and may be revised at any time.


MOODY'S                 S&P  DESCRIPTION
---------------------------------------------------------
INVESTMENT GRADE
Aaa                     AAA  Strongest capacity to pay
                             interest and repay principal

Aa                      AA   Very strong capacity to pay
                             interest and repay principal

A                       A    Strong capacity to pay
                             interest and repay principal

Baa                     BBB  Adequate capacity to pay
                             interest and repay principal
BELOW INVESTMENT GRADE

Ba                      BB   Lowest degree of speculation
                             with respect to capacity to
                             pay interest and repay
                             principal

B                       B    Greater vulnerability to
                             default but currently has
                             the capacity to meet
                             interest and principal
                             payment

Caa                     CCC  Currently vulnerable to
                             default--dependent on
                             favorable conditions

Ca                      CC   Highly speculative

C                       C    Highest degree of
                             speculation--no interest is
                             paid

-                       D    In payment default

CREDIT RISK--The risk that an issuer of a debt security or a borrower may default on its obligation.

DIVIDEND--The portion of a company's earnings paid to investors on a per-share basis.

DURATION--The common objective behind the different definitions of DURATION is to measure the price sensitivity--and therefore market risk--of a fixed income security to changes in its yield.

EXPENSE RATIO--Amount, expressed as a percentage of total net asset, that shareholders pay annually for mutual fund operating expenses and management fees.

GENERAL OBLIGATION BONDS (GOS)--General obligation bonds are backed by a pledge of the issuer's full faith and credit with the timely payment of principal and interest secured by the taxing power of the issuer.

INTEREST--Compensation, usually paid semiannually, to bondholders by the issuer. Usually expressed as an annual percentage rate.

INTEREST RATE RISK--Risk associated with fluctuations of bond prices in response to the general movement of interest rates and to changes in investor perceptions of government monetary policy and economic data.

MARKET RISK--The possibility that the actual return of an investment will be less than what's expected.

MATURITY--The maturity of a security is the date the issuer makes the final payment to the security holder. WEIGHTED AVERAGE MATURITY is the average length of time until the bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

MORTGAGE-BACKED SECURITIES--Represent an ownership interest in mortgage loans made by financial institutions to finance the borrower's purchase of a home or other real estate. The most basic mortgage securities, known as PASS-THROUGHS, or participation certificates, represent a direct ownership interest in a trust composed of a pool of mortgage loans. The majority of mortgage securities are issued and/or guaranteed by the Government National Mortgage Association (Ginnie
Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

MUNICIPAL BONDS--Debt obligations of states, cities, towns, municipalities, municipal authorities and governmental entities. They are issued to build schools, tunnels and bridges or to finance infrastructure repairs or improvements. The interest earned typically is free of federal income taxes and, in some cases, also may be free of state and/or local income taxes if purchased by residents of the issuing state. However, interest paid by certain municipal bonds is subject to the AMT.

PREPAYMENT RISK--When interest rates are falling, many homeowners will refinance their mortgages to take advantage of the new lower rates. As a result, when interest rates decline, prepayments of mortgage-backed securities accelerate beyond the initial pricing assumptions, which causes the average life and maturity of the security to shorten.

REINVESTMENT RISK--The risk that a bondholder may be able to reinvest only at a lower rate than originally planned. If yields fall, his reinvestment income and, consequently, his total return from holding the bond may fall relative to the original yield. Conversely, if yields rise, total return may also rise.

REVENUE BONDS--Bonds with interest that is payable from a specific source of revenue. They are generally issued to finance public projects such as bridges, tunnels and water treatment facilities. The interest payments on a revenue bond are typically derived from the revenues produced by the facility.

TAXABLE-EQUIVALENT YIELD--The yield needed on a taxable investment in order to match the return offered on a tax-exempt investment. This calculation is an important resource for determining which investments--taxable or tax-exempt--would yield more. The taxable-equivalent yield calculation can determine which investment offers the better return when all taxes--federal, state and local--are taken into consideration.

TOTAL RETURN--The sum of interest income, plus capital gains (or losses).

YIELD--The income generated by an investment, expressed as a percentage of its price. Yield is only a measure of income and does not take into account the appreciation (or depreciation) of a bond's value.

YIELD TO MATURITY--The overall rate of return an investor would receive if the securities in a fund's portfolio were held to their maturity dates.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1999

                                                           Par     Value
                                                         -------  --------
U.S. GOVERNMENT SECURITIES -- 73.5% (a)
U.S. TREASURY OBLIGATIONS -- 65.9%
U.S. Treasury Notes
   4.63%, 11/30/00                                       $ 5,000 $   4,939
   5.50%, 12/31/00                                        10,800    10,779
   4.50%, 01/31/01                                         5,250     5,168
   5.38%, 02/15/01                                         5,000     4,979
   5.00%, 02/28/01                                         3,000     2,971
   4.88%, 03/31/01                                         3,500     3,456
   5.63%, 05/15/01                                         5,000     4,991
   5.75%, 06/30/01                                         6,000     5,998
   5.50%, 07/31/01                                         5,000     4,976
   6.63%, 07/31/01                                         2,000     2,031
   6.50%, 08/31/01                                         2,000     2,028
   6.38%, 09/30/01                                         7,000     7,081
   5.88%, 11/30/01                                         9,000     9,015
   6.25%, 02/28/02                                         2,500     2,525
   6.63%, 03/31/02                                         4,000     4,075
   6.63%, 04/30/02                                         2,750     2,802
   7.50%, 05/15/02                                         4,000     4,163
   6.00%, 07/31/02                                         1,500     1,507
   6.38%, 08/15/02                                         3,000     3,039
   5.88%, 09/30/02                                         3,000     3,000
   5.75%, 11/30/02                                         7,000     6,971
   5.50%, 02/28/03                                         5,000     4,936
   5.50%, 03/31/03                                         4,000     3,948
   5.75%, 04/30/03                                         5,000     4,970
   5.50%, 05/31/03                                         5,800     5,719
   5.25%, 08/15/03                                         3,000     2,929
   5.75%, 08/15/03                                         3,000     2,979
   4.25%, 11/15/03                                         1,000       939
   4.75%, 02/15/04                                           750       715
   5.25%, 05/15/04                                        14,500    14,111
   6.00%, 08/15/04 (d)                                     6,000     6,030
                                                                 ---------
                                                                   143,770
                                                                 ---------

AGENCY OBLIGATIONS -- 7.6%
Federal Home Loan Bank
   6.00%, 05/17/04                                         5,000     4,846
Federal Home Loan Mortgage Corporation
   5.50%, 05/15/02                                         5,000     4,898

                                                           Par     Value
                                                         -------  --------

Federal National Mortgage Association
   5.94%, 03/29/04                                       $ 5,000 $   4,829
   5.88%, 04/23/04                                         2,000     1,927
                                                                 ---------
                                                                    16,500
                                                                 ---------
TOTAL U.S. GOVERNMENT SECURITIES
 (Cost $161,944)                                                   160,270
                                                                 ---------
CORPORATE BONDS -- 25.2% (a)
American General Finance
   6.25%, 12/18/02                                         2,000     1,960
Bank of New York Co., Inc.
   6.63%, 06/15/03                                         2,000     1,990
Bank One Corp.
   7.25%, 08/01/02                                         2,000     2,025
Columbia Gas Systems
   6.39%, 11/28/00                                         2,000     2,000
Comdisco, Inc.
   6.38%, 11/30/01                                         1,500     1,474
Cox Communications, Inc. (b)
   6.04%, 11/15/99                                        10,000    10,000
Ford Motor Credit
   6.70%, 07/16/04                                         5,000     4,931
General Electric Capital Corp.
   6.65%, 09/03/02                                         5,000     5,019
Hertz Corp.
   7.00%, 05/01/02                                         2,000     2,015
Lehman Brothers Holdings, Inc.
   6.20%, 01/15/02                                         1,500     1,474
Pepsi Bottling Holdings, Inc.
   5.38%, 02/17/04                                         5,000     4,731
Philip Morris Companies, Inc.
   6.15%, 03/15/00                                         3,000     3,000
Quebec Province
   7.50%, 07/15/02                                         2,000     2,042
Starwood Hotels & Resorts Worldwide, Inc.
   6.25%, 11/15/00                                         5,000     4,938
TCI Communications, Inc.
   8.65%, 09/15/04                                         3,500     3,745
US West Capital Funding, Inc.
   6.13%, 07/15/02                                         1,500     1,459
WestPac Banking Corp.
   9.13%, 08/15/01                                         2,000     2,087
                                                                 ---------
TOTAL CORPORATE BONDS
(Cost $55,570)                                                      54,890
                                                                 ---------

                                                          Shares   Value
                                                         -------  -------
OTHER INVESTMENT COMPANIES -- 0.8%(c)
Provident Institutional Funds -
 Fed Funds Portfolio
   4.80%                                                   1,777 $  1,777
                                                                 --------
TOTAL OTHER INVESTMENT COMPANIES
  (Cost $1,777)                                                     1,777
                                                                 --------
TOTAL INVESTMENTS -- 99.5%
  (Cost $219,291)                                                 216,937
                                                                 --------
OTHER ASSETS AND LIABILITIES -- 0.5%
   Other assets                                                    27,408
   Liabilities                                                    (26,295)
                                                                 --------
                                                                    1,113
                                                                 --------
TOTAL NET ASSETS -- 100.0%                                       $218,050
                                                                 ========


SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB TOTAL BOND MARKET INDEX FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1999
                                                           Par     Value
                                                         -------  --------
U.S. GOVERNMENT SECURITIES -- 66.9%(a)
U.S. TREASURY OBLIGATIONS -- 45.3%
U.S. Treasury Bonds
   5.25%, 11/15/28                                       $ 6,000 $   5,191
   5.25%, 02/15/29                                        14,000    12,244
U.S. Treasury Notes
   4.63%, 11/30/00                                         3,000     2,964
   4.50%, 01/31/01                                         5,000     4,922
   5.00%, 02/28/01                                         3,200     3,169
   4.88%, 03/31/01                                         2,000     1,975
   5.00%, 04/30/01                                         8,000     7,912
   5.75%, 06/30/01                                         9,000     8,998
   5.50%, 07/31/01                                         6,000     5,972
   6.00%, 07/31/02                                         3,500     3,516
   5.75%, 11/30/02                                         6,250     6,224
   5.50%, 02/28/03                                        15,500    15,302
   5.50%, 03/31/03                                         2,500     2,467
   5.75%, 04/30/03                                         8,000     7,952
   5.50%, 05/31/03                                         9,500     9,367
   5.38%, 06/30/03                                        15,700    15,409
   5.25%, 08/15/03                                        13,350    13,034
   5.75%, 08/15/03                                         4,000     3,972
   4.25%, 11/15/03                                        20,500    19,241
   4.75%, 02/15/04                                        10,350     9,871
   5.25%, 05/15/04                                         8,000     7,785
   7.25%, 05/15/04                                         3,000     3,150
   6.00%, 08/15/04 (d)                                    12,000    12,061
   6.50%, 05/15/05                                         2,500     2,547
   6.13%, 08/15/07                                         7,900     7,873
   5.50%, 02/15/08                                         6,450     6,189
   5.63%, 05/15/08                                         3,000     2,897
   4.75%, 11/15/08                                         8,250     7,468
   5.50%, 05/15/09                                         8,000     7,685
                                                                 ---------
                                                                   217,357
                                                                 ---------

Agency Obligations -- 8.1%
Federal Home Loan Mortgage Corp.
   5.25%, 02/16/01                                         5,000     4,949
Federal National Mortgage Association
   5.75%, 04/15/03                                         5,000     4,883
   5.63%, 02/20/04                                        10,000     9,527
   5.88%, 04/23/04                                         5,000     4,818
   5.63%, 05/14/04                                         5,000     4,805
   6.63%, 09/15/09 (d)                                    10,000     9,813
                                                                 ---------
                                                                    38,795
                                                                 ---------

                                                           Par     Value
                                                         -------  --------
Mortgage-Backed Obligations -- 13.5% (d)
Federal National Mortgage Association
   6.50%, 09/01/14                                       $ 9,000 $   8,747
   7.00%, 09/01/14                                         4,000     3,961
   6.00%, 09/01/29                                         5,000     4,598
   6.50%, 09/01/29                                        14,000    13,256
   7.00%, 09/01/29                                        12,000    11,655
   7.50%, 09/01/29                                         7,000     6,952
   8.00%, 09/01/29                                         3,000     3,041
Government National Mortgage Association
   6.50%, 09/01/29                                         4,000     3,774
   7.00%, 09/01/29                                         5,000     4,845
   7.50%, 09/01/29                                         4,000     3,966
                                                                 ---------
                                                                    64,795
                                                                 ---------
TOTAL U.S. GOVERNMENT SECURITIES
(Cost $326,331)                                                    320,947
                                                                 ---------


CORPORATE BONDS -- 32.1%(a)
Argentaria Capital Funding (b)
   5.75%, 11/08/99                                        10,000     9,987
Conagra, Inc. (b)
   5.30%, 09/12/99                                        10,000    10,012
CSC Holdings, Inc.
   8.13%, 07/15/09                                         4,000     3,905
Dell Computer
   7.10%, 04/15/28                                         3,000     2,753
Dresdner Funding Trust I
   8.15%, 06/30/31                                         5,000     4,587
Fidelity Investments
   7.57%, 06/15/29                                        10,000     9,675
Ford Motor Credit
   6.70%, 07/16/04                                         7,000     6,904
GTE Corp.
   6.94%, 04/15/28                                         5,000     4,656
Health & Retirement Properties (b)
   6.56%, 10/11/99                                        20,000    20,013
Lehman Brothers Holdings, Inc.
   6.20%, 01/15/02                                         1,500     1,474
Lilly del Mar, Inc. (b)
   6.57%, 11/05/99                                        10,000     9,998
Lucent Technologies, Inc.
   5.50%, 11/15/08                                         2,000     1,805
Merrill Lynch & Co., Inc.
   5.34%, 09/24/99 (b)                                     5,000     4,985
   6.00%, 02/17/09                                         5,000     4,525

                                                           Par     Value
                                                         -------  --------
Nabisco, Inc.
   6.00%, 02/15/11                                       $ 2,000 $   1,978
Pepsi Bottling Holdings, Inc.
   5.63%, 02/17/09                                         7,000     6,307
Public Service Enterprises (b)
   6.26%, 11/22/99                                        15,000    15,001
Qwest Communications International
  Series B
   7.50%, 11/01/08                                         5,000     4,856
Saks, Inc.
   7.25%, 12/01/04                                         2,000     1,930
Sanwa Finance Aruba
   8.35%, 07/15/09                                        10,000    10,013
Suntrust Capital III (b)
   5.79%, 09/15/99                                         5,000     4,965
TRW Inc. (b)
   5.59%, 09/28/99                                        10,000    10,014
TXU Eastern Funding Co.
   6.75%, 05/15/09                                         4,000     3,800
                                                                 ---------
TOTAL CORPORATE BONDS
(Cost $157,543                                                     154,143
                                                                 ---------

ASSET-BACKED OBLIGATIONS -- 11.7%(a) (b)
Advanta Mortgage Loan Trust, Series
 1998-1 A-7/(MBIA Insurance)
   5.55%, 09/27/99                                         4,181     4,184
Airplanes Pass Through Trust Series
  1R, Class A8
   5.64%, 09/15/99                                        27,000    27,083
Discover Card Master Trust I, Series
  94-2, Class A
   5.62%, 09/15/99                                        10,000    10,075
First USA Credit Card Master Trust
   5.55%, 09/15/99                                         7,000     7,024
Provident Bank Home Equity Loan
  Trust Series 1997-2 Class A5
   5.57%, 09/27/99                                         5,559     5,566
Southern Pacific Secured Asset Corp.
  Series 1998 A-1/(MBIA Insurance)
   5.54%, 09/27/99                                         2,307     2,310
                                                                 ---------
TOTAL ASSET-BACKED OBLIGATIONS
 (Cost $56,151)                                                     56,242
                                                                 ---------

                                                          Shares   Value
                                                         -------  --------

PREFERRED STOCK -- 2.5% (e)
Centaur Funding Corp.                                         12 $  12,235
                                                                 ---------
TOTAL PREFERRED STOCK
 (Cost $12,516)                                                     12,235
                                                                 ---------

OTHER INVESTMENT COMPANIES -- 0.8% (c)
Provident Institutional Funds -
 Fed Funds Portfolio
   4.80%                                                   3,644     3,644
                                                                 ---------
TOTAL OTHER INVESTMENT COMPANIES
 (Cost $3,644)                                                       3,644
                                                                 ---------
TOTAL INVESTMENTS -- 114.0%
  (Cost $556,185)                                                  547,211
                                                                 ---------
OTHER ASSETS AND LIABILITIES -- (14.0%)
 Other assets                                                       25,015
  Liabilities                                                      (92,287)
                                                                 ---------
                                                                   (67,272)
                                                                 ---------
TOTAL NET ASSETS -- 100.0%                                       $ 479,939
                                                                 =========


SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

NOTES TO SCHEDULES OF INVESTMENTS
August 31, 1999

(a) Interest rates represent coupon rate of security.

(b) Variable rate obligations -- Interest rates vary periodically based on current market rates. Rates shown are the effective rates as of the report date. Dates shown represent the later of the demand date or next interest rate change date. For variable rate obligations without demand features, the next interest reset date is shown. All dates shown are considered the maturity date for financial reporting purposes.

(c) Interest rates represent the yield on report date.

(d) Security traded on a delayed-delivery basis. Payment and delivery is scheduled for a future time, generally within two weeks of entering into the transaction. The transaction is subject to market fluctuation and to the risk that the value may be more or less than the purchase price when the transaction was initiated. The Fund has set aside sufficient investment securities as collateral for securities purchased on a delayed-delivery basis.

(e) Security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the fund. The security is valued at fair value pursuant to guidelines and procedures adopted by the board of trustees. At August 31, 1999, the value of the restricted security held by Schwab Total Bond Market Index Fund was $12,235, which represented 2.5%, of the net assets of the fund.

PORTFOLIO ABBREVIATIONS

MBIA  Municipal Bond Investors Assurance Corporation



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1999

                                                                                  Schwab         Schwab
                                                                                Short-Term        Total
                                                                                Bond Market    Bond Market
                                                                                Index Fund     Index Fund
                                                                                ----------     -----------
ASSETS
Investments, at value (Cost: $219,291, $556,185, respectively)                    $216,937       $547,211
Receivables:
   Interest                                                                          2,714          4,311
   Investments sold                                                                 24,515         20,126
   Fund shares sold                                                                    155            557
Prepaid expenses                                                                        24             21
                                                                                  --------       --------
     Total assets                                                                  244,345        572,226
                                                                                  --------       --------
LIABILITIES
Payables:
   Dividends                                                                           184            451
   Investments purchased                                                            25,928         88,494
   Fund shares redeemed                                                                120            834
   Due to counterparties (see Note 2)                                                   --          2,391
   Transfer agency and shareholder service fees                                          9             22
Other liabilities                                                                       54             95
                                                                                  --------       --------
     Total liabilities                                                              26,295         92,287
                                                                                  --------       --------
Net assets applicable to outstanding shares                                       $218,050       $479,939
                                                                                  ========       ========
NET ASSETS CONSIST OF:
Paid-in capital                                                                   $230,825       $500,631
Distributions in excess of net investment income                                       (68)           (83)
Accumulated net realized loss on investments sold                                  (10,353)       (10,286)
Net unrealized depreciation on investments and swap agreements                      (2,354)       (10,323)
                                                                                  --------       --------
                                                                                  $218,050       $479,939
                                                                                  ========       ========
PRICING OF SHARES
Outstanding shares, $0.00001 par value (unlimited shares authorized)                22,580         50,091
Net asset value, offering and redemption price per share                             $9.66          $9.58

STATEMENTS OF OPERATIONS (in thousands)
For the year ended August 31, 1999

                                                                                   Schwab         Schwab
                                                                                 Short-Term        Total
                                                                                 Bond Market    Bond Market
                                                                                 Index Fund     Index Fund
                                                                                 -----------    -----------
Interest income                                                                    $10,131      $ 22,639
                                                                                   -------      ---------
Expenses:
   Investment advisory and administration fees                                         760         1,574
   Transfer agency and shareholder service fees                                        463           960
   Custodian and portfolio accounting fees                                              95           157
   Registration fees                                                                    27            64
   Professional fees                                                                    16            17
   Shareholder reports                                                                  39            27
   Trustees' fees                                                                        8             9
   Proxy fees                                                                           --             9
   Other expenses                                                                       10             9
                                                                                   -------      ---------
                                                                                     1,418         2,826
Less: expenses reduced (see Note 4)                                                   (761)       (1,498)
                                                                                   -------      ---------
     Total expenses incurred by fund                                                   657         1,328
                                                                                   -------      ---------
Net investment income                                                                9,474        21,311
                                                                                   -------      ---------
Net realized loss on investments sold                                                 (680)       (9,470)
Net unrealized depreciation on investments                                          (4,340)      (12,670)
Net unrealized depreciation on swap agreements                                          --        (1,459)
                                                                                   -------      ---------
   Net loss on investments                                                          (5,020)      (23,599)
                                                                                   -------      ---------
Increase (decrease) in net assets resulting from operations                        $ 4,454      $ (2,288)
                                                                                   =======      =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
For the year ended August 31,

                                                                Schwab                     Schwab
                                                              Short-Term                    Total
                                                              Bond Market                Bond Market
                                                              Index Fund                 Index Fund
                                                       ----------------------     -----------------------
                                                         1999          1998          1999          1998
                                                       --------      --------     ---------      --------
Operations:
   Net investment income                               $  9,474      $  7,988     $  21,311       $ 8,308
   Net realized gain (loss) on investments sold            (680)        1,170        (9,470)        1,762
   Net unrealized appreciation (depreciation) on
     investments                                         (4,340)        1,341       (12,670)        3,281
   Net unrealized appreciation (depreciation) on
     swap agreements                                         --            --        (1,459)          110
                                                       --------      --------     ---------      --------
  Increase (decrease) in net assets resulting
     from operations                                      4,454        10,499        (2,288)       13,461
                                                       --------      --------     ---------      --------
Distributions:
   Dividends to shareholders from net investment
     income (See Note 2)                                 (9,475)       (8,180)      (21,326)       (8,398)
   Distributions to shareholders from net
     realized gains                                          --            --        (2,225)           --
                                                       --------      --------     ---------      --------
       Total distributions to shareholders               (9,475)       (8,180)      (23,551)       (8,398)
                                                       --------      --------     ---------      --------
Capital share transactions:
   Proceeds from shares sold                            133,291        70,549       302,668       283,044
   Net asset value of shares issued in reinvestment
      of dividends                                        7,152         6,283        21,544         7,336
   Less payments for shares redeemed                    (74,793)      (49,190)     (112,454)      (26,201)
                                                       --------      --------     ---------      --------
   Increase in net assets from capital share
     transactions                                        65,650        27,642       211,758       264,179
                                                       --------      --------     ---------      --------
       Total increase in net assets                      60,629        29,961       185,919       269,242

Net assets:
   Beginning of period                                  157,421       127,460       294,020        24,778
                                                       --------      --------     ---------      --------
   End of period (including distributions in excess
     of net investment income of ($68), ($67), ($83)
     and ($74), respectively)                          $218,050      $157,421     $ 479,939      $294,020
                                                       ========      ========     =========      ========
Number of fund shares:
   Sold                                                  13,551         7,182        30,255        28,231
   Reinvested                                               728           640         2,160           731
   Redeemed                                              (7,598)       (5,009)      (11,218)       (2,610)
                                                       --------      --------     ---------      --------
   Net increase in shares outstanding                     6,681         2,813        21,197        26,352

Shares outstanding:
   Beginning of period                                   15,899        13,086        28,894         2,542
                                                       --------      --------     ---------      --------
   End of period                                         22,580        15,899        50,091        28,894
                                                       ========      ========     =========      ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                             Schwab Short-Term Bond Market Index Fund
----------------------------------------------------------------------------------------------------------
FISCAL PERIOD ENDED 8/31                                  1999       1998      1997        1996      1995

PER SHARE DATA ($)
                                                         -------------------------------------------------
Net asset value at beginning of period                      9.90       9.74      9.67       9.84      9.81
                                                         -------------------------------------------------
From investment operations:
   Net investment income                                    0.50       0.56      0.59       0.59      0.59
   Net realized andunrealized gain (loss) on
      investments                                          (0.24)      0.17      0.07      (0.17)     0.03
                                                         -------------------------------------------------
   Total from investment operations                         0.26       0.73      0.66       0.42      0.62
Less distributions:
   Dividends from net investment income                    (0.50)     (0.57)    (0.59)     (0.59)    (0.59)
                                                         -------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                            9.66       9.90      9.74       9.67      9.84
                                                         -------------------------------------------------
Total return (%)                                            2.66       7.64      6.96       4.39      6.61
RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets       0.35       0.46      0.49       0.49      0.58
Reductions reflected in above expense ratio                 0.42       0.39      0.33       0.31      0.23
Ratio of net investment income to average net assets        5.11       5.58      6.02       6.03      6.11
Portfolio turnover rate                                      195        128        71         80       203
Net assets, end of period ($ X 1,000)                    218,050    157,421   127,460    134,019   157,191



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                Schwab Total Bond Market Index Fund

----------------------------------------------------------------------------------------------------------
FISCAL PERIOD ENDED 8/31                                  1999       1998       1997       1996      1995

PER SHARE DATA ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     10.18       9.75      9.38       9.80      9.33
                                                         -------------------------------------------------
 From investment operations:
   Net investment income                                    0.55       0.60      0.65       0.65      0.69
   Net realized andunrealized gain (loss) on
      investments                                          (0.53)      0.43      0.37      (0.42)     0.47
                                                         -------------------------------------------------
   Total from investment operations                         0.02       1.03      1.02       0.23      1.16
Less distributions:
   Dividends from net investment income                    (0.55)     (0.60)    (0.65)     (0.65)    (0.69)
   Distributions from net realized gain on investments     (0.07)        --        --         --        --
                                                         -------------------------------------------------
   Total distributions                                     (0.62)     (0.60)    (0.65)     (0.65)    (0.69)
                                                         -------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                            9.58      10.18      9.75       9.38      9.80
                                                         -------------------------------------------------
Total return (%)                                            0.14      10.83     11.18       2.29     13.03

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets       0.35       0.31      0.20         --        --
Reductions reflected in above expense ratio                 0.39       0.51      0.98       1.17      1.18
Ratio of net investment income to average net assets        5.55       5.86      6.74       6.67      7.38
Portfolio turnover rate                                      174        285        51         66       240
Net assets, end of period ($ X 1,000)                    479,939    294,020    24,778     22,761    12,949


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1999
(All dollar amounts are in thousands unless otherwise noted)


1.  DESCRIPTION OF THE FUNDS
The Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund (the "funds") are series of Schwab Investments (the "Trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940 (the "Act"), as amended.

In addition to the funds, the Trust also offers the Schwab 1000 Fund(REGISTRATION MARK), Schwab California Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund, Schwab Long-Term Tax-Free Bond Fund, and Schwab YieldPlus Fund(TRADE MARK) (effective on 7/21/99 and commencement of operations on 10/1/99). The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Restricted securities are valued at fair value as determined in good faith pursuant to guidelines and procedures adopted by the board of trustees. The value of each swap agreement is determined in accordance with a specified formula reflective of the agreement's individual terms. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INTEREST INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is accrued on a daily basis and includes accretion of original issue discount and market discount and amortization of market premium. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date. Realized gains and losses from security transactions are determined on an identified cost basis.

SWAP AGREEMENTS -- Each fund may enter into swap agreements, which may be an exchange of payments based on two different variable rates, such as a LIBOR based payment for one based on an index. A swap may be entered into in order to, among other things, change the maturity of a fund's portfolio, to protect a fund's value from changes in interest rates, to expose a fund to a different security or market, or to help a fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a fund is exposed to the risks of unanticipated movements in interest rates or in the value of an underlying security or index, or that the counterparty will not fulfill its obligation under the agreement.

As of August 31, 1999, the Schwab Total Bond Market Index Fund had the following outstanding swap agreements with the following terms:

                      Notional  Termination  Payments Made           Payments Received             Unrealized
Counterparty           Amount      Date       by the Fund               by the Fund               depreciation
------------------    --------  ----------- --------------  ------------------------------------  ------------
Lehman Brothers        $25,000    6/1/00       Based on            Mortgage Component of the
   Special Finance                          1 month LIBOR   Lehman Brothers Aggregate Bond Index      $674

Lehman Brothers        $25,000    9/1/00      Based on            Mortgage Component of the
   Special Finance                          1 Month LIBOR   Lehman Brothers Aggregate Bond Index      $675

As of August 31, 1999, the total amounts due to counter parties are $2,391, which includes a terminated but unsettled swap agreement of $1,093. Net income or loss from the swap agreements is included in net investment income.

DOLLAR ROLLS -- The Schwab Total Bond Market Index Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar (same type, coupon and maturity) securities on a specific future date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each fund declares a dividend daily, substantially equal to its net investment income for that day, payable monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date, payable annually.

EXPENSES -- Expenses arising in connection with a fund are charged directly to that fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is each fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each fund is considered a separate entity for federal income tax purposes.

Net unrealized appreciation (depreciation) for federal income tax purposes at August 31, 1999 was as follows:

                                                           Net Unrealized      Appreciated      Depreciated
                                                            Depreciation       Securities       Securities
                                                           --------------      -----------      -----------
     Schwab Short-Term Bond Market Index Fund                $ (2,481)             $130          $ (2,611)
     Schwab Total Bond Market Index Fund                     $(13,411)             $544          $(13,955)

The cost at August 31, 1999 for federal income tax purposes for the Schwab Short-Term Bond Market Index Fund and the Schwab Total Bond Market Index Fund was $219,418 and $560,622, respectively.

CAPITAL LOSS CARRYFORWARDS -- As of August 31, 1999, the unused capital loss carryforwards for federal income tax purposes, were as follows:

                                                          Schwab Short-Term
                                                       Bond Market Index Fund
                                                       ----------------------
         Expiring in:
         08/31/03                                               $7,078
         08/31/04                                                2,216
         08/31/05                                                  172
                                                                ------
              Total capital loss carryforwards                  $9,466
                                                                ======

Under current law, net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 1999, the Schwab Short-Term Bond Market Index Fund and the Schwab Total Bond Market Index Fund have deferred losses occurring between November 1, 1998 and August 31, 1999 of $759 and $7,106, respectively.

RECLASSIFICATIONS -- Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, permanent book/tax differences of $6 for the Schwab Total Bond Market Index Fund were reclassified from paid-in capital to net investment income. These reclassifications have no effect on net assets or net asset values per share.

3.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, the funds each pay an annual fee, payable monthly, of 0.41% of each fund's average daily net assets. The investment adviser has reduced a portion of its fee for the year ended August 31, 1999 (see Note 4).

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services.

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Trust are also officers and/or directors of the investment adviser and/or Schwab. During the year ended August 31, 1999, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Act, as amended. The funds incurred fees aggregating $17 related to the Trust's unaffiliated trustees.

OTHER AFFILIATED PARTIES AND TRANSACTIONS -- As of August 31, 1999, 12.3%, 27.0%, 18.3% and 0.5% of the Schwab Total Bond Market Index Fund's outstanding shares were owned by Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, Schwab MarketTrack Conservative Portfolio and Schwab MarketTrack Growth Portfolio II, respectively.


4. EXPENSES REDUCED BY THE INVESTMENT ADVISER AND SCHWAB
The investment adviser and Schwab guarantee that, effective November 1, 1998 through at least October 31, 1999, the Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund's total operating expenses will not exceed 0.35% of each fund's average daily net assets, after reductions and reimbursements. Prior to November 1, 1998, the investment adviser and Schwab guaranteed that the Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund's operating expenses would not exceed 0.38% and 0.30%, respectively. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses and taxes.

For the year ended August 31, 1999, the total of such fees reduced by the investment adviser and Schwab was $761 for the Schwab Short-Term Bond Market Index Fund and $1,498 for the Schwab Total Bond Market Index Fund, respectively.

5.  INVESTMENT TRANSACTIONS
Purchases, sales and maturities of investment securities, other than U.S. government securities and short-term obligations during the year ended August 31, 1999, were as follows:

                                             Schwab Short-Term      Schwab Total Bond
                                          Bond Market Index Fund    Market Index Fund
                                          ----------------------    -----------------
      Purchases                                  $60,597                $155,614
      Proceeds of sales and maturities           $47,610                $110,108

Purchases, sales and maturities of long-term U.S. government securities during the year ended August 31, 1999, were as follows:

                                            Schwab Short-Term       Schwab Total Bond
                                          Bond Market Index Fund    Market Index Fund
                                          ----------------------    -----------------
      Purchases                                  $351,560               $612,128
      Proceeds of sales and maturities           $308,691               $438,034

To the Board of Trustees and Shareholders of Schwab Short-Term Bond Market Index Fund and
Schwab Total Bond Market Index Fund


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund (two portfolios of Schwab Investments, hereafter referred to as the "Funds") at August 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, CA
October 5, 1999

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please visit us at WWW.SCHWAB.COM/SCHWABFUNDS or call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds-Registered Trademark- at:
P.O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund-Registered Trademark-
Shwab Total Stock Market Index Fund
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab YieldPlus Fund-TM-
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(1) that seek high current income consistent with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments-Registered Trademark-.

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

   [LOGO]

  INVESTMENT ADVISER
  Charles Schwab Investment Management, Inc.
  P.O. Box 7575, San Francisco, CA 94120-7575

  DISTRIBUTOR
  Charles Schwab & Co., Inc.
  101 Montgomery Street, San Francisco, CA 94104

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

  -C- 1999 Charles Schwab & Co., Inc. All rights reserved.
  Member SIPC/NYSE.

  Printed on recycled paper. MKT3655-1 (10/99)